UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2009 (October 12, 2009)

Date of Report (date of Earliest Event Reported)

HUDSON HOLDING CORPORATION

(Exact Name of Company as Specified in its Charter)

DELAWARE	000-15936	20-3766053
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 Town Square Place, Suite 1500A

Jersey City, New Jersey 07310

(Address of principal executive offices and zip code)

(201) 216-010

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Hudson’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Hudson’s actual results to differ from management’s current expectations are contained in Hudson’s filings with the Securities and Exchange Commission. Hudson undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory arrangements of certain officers.

On October 12, 2009, Martin C. Cunningham resigned as Chief Executive Officer and as Chairman of the Board and a director of Hudson Holding Company (the “Company”). Mr. Cunningham’s departure was not the result of a disagreement with the Company. Mr. Cunningham entered into a Termination Agreement dated October 12, 2009 with the Company which terminated his employment with the Company and his membership on the Board of Directors as of October 12, 2009. The Termination Agreement provides that Mr. Cunningham will receive the balance of the salary due to him under his Employment Agreement of $475,000 payable $200,000 on October 12, 2009, and the $275,000 balance in twelve monthly installments, with the Company’s obligation to make such payments secured by a Note. The Company will also pay on behalf of Mr. Cunningham all applicable premiums towards COBRA continuation coverage until December 31, 2011 unless he is eligible for other comparable medical insurance before then. The Termination Agreement also provides that for a twelve month period, Mr. Cunningham will not solicit employees of the Company or certain designated customers of the Company.

On October 12, 2009, Anthony M. Sanfilippo entered into an Employment Agreement (the “Employment Agreement”) with the Company to become the company’s new Chief Executive Officer and Chief Executive Officer of the Company’s subsidiary, Hudson Securities, Inc. at a salary of $275,000 per annum, with a grant of 2,500,000 shares and a grant of 2,500,000 options exercisable at a price of $0.50 per share. The term of the Employment Agreement is three years. Twenty-five (25%) of each of the stock grant and options grant vest immediately upon grant, with the balance vesting over three years. In the event of a

Change of Control, all unvested stock and options vest immediately The Employment Agreement provides for an annual bonus formula of 6% of the firm’s net profits before taxes, with a $6 million dollar cap. The Annual Bonus will be pro rated for the period from October 12, 2009 to the March 31, 2010 fiscal year end. A pro rated portion of the annual bonus will be paid quarterly, in the event quarterly and year to date consolidated pretax earnings (the “Quarterly Earnings”) are positive. All Quarterly Payments are subject to a holdback of 25%. Adjustment will be made to the Annual Bonus at year end to reflect any quarters subsequent to such quarterly payments where Quarterly Earnings are not positive calculated on a year to date basis.

In the event of a termination other than for Cause or a resignation for Good Reason, Mr. Sanfilippo will receive a termination payment equal to all unpaid compensation for the balance of the term, a payment equal to the cost of COBRA premiums for medical insurance and any Annual Bonus quarterly payment due and not yet paid as of the date of such termination (the “Termination Payment”). In the event of a Change of Control, and Mr. Sanfilippo resigns for good reason or is terminated, he will receive the Termination Payment.

A “Change of Control” is defined in the Employment Agreement (i) any Person becoming, directly or indirectly, the Beneficial Owner of 50% or more of the combined voting power of the then outstanding securities of the Company , (ii) the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a “Business Combination”), a contested election of directors, or any combination of these transactions, existing Directors cease to constitute a majority of the Company’s board of directors, or any successor’s board of directors, within two years of the last of such transactions; or (iii) the shareholders of the Company or the Company approve a Business Combination, unless immediately following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination , of the Voting Securities, (2) no Person and any Affiliate and any employee benefit plan or related trust of the Company or the Company resulting from such Business Combination) beneficially owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination, and (3) at least a majority of the members of the board of directors of the Company resulting from such Business Combination are continuing directors.

On October 12, 2009, Mr. Sanfilippo was also elected a director of the Company.

Mr. Sanfilippo is 53 years old. From June, 2007 until joining Hudson, Mr. Sanfilippo was Managing Partner of Etico Capital, a boutique merchant bank he co-founded. From January, 2004 to February, 2006, he served as head of US Equity Trading for Jefferies & Co. Mr. Sanflippo was an employee of Knight Trading Group from November, 1997 to June, 2003, where he served as President and CEO of Knight Capital Markets from November, 1997 to June, 2003 and as Interim Chief Executive Officer of Knight from January, 2002 to May, 2002. Mr. Sanfilippo joined Knight when Tradetech Securities, a Company he founded and managed as President and CEO, was acquired by the Trimark Division of Knight in November, 1997.

A copy of a press release announcing Mr. Sanfilippo’s appointment is attached as Exhibit 99.1 to this filing.

On October 12, 2009, the Company entered into a second amendment to the Employment Agreement dated January 1, 2007 (the “Amendment”) with Keith Knox, its President. The Amendment provides for a definition of “Cause” identical to that in Mr. Sanfilippo’s Employment Agreement and provides that, in the event of a Termination other than for Cause or a resignation for Good Reason, Mr. Knox will receive a termination payment equal to all unpaid compensation for the balance of the term, a payment equal to the cost of COBRA premiums for medical insurance and any Annual Bonus quarterly payment due and not yet paid as of the date of such termination. The Amendment also provides that Mr. Knox’s Annual Bonus is subject to a $6 million dollar cap.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by Hudson Holding Corporation, dated October 15, 2009, entitled “Hudson Hires Hudson Hires Veteran Securities Industry Professional Tony Sanfilippo as CEO.”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUDSON HOLDING CORPORATION

Date: October 15, 2009	/S/ KEITH KNOX
Keith Knox
President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by Hudson Holding Corporation, dated October 12, 2009, entitled “Hudson Hires Hudson Hires Veteran Securities Industry Professional Tony Sanfilippo as CEO.”

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